UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2025

Innventure, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42303	93-4440048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 Tavistock Lakes Blvd, Suite 400
Orlando, Florida 32827
(Address of Principal Executive Offices, and Zip Code)

(321) 209-6787
Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Series C Preferred Stock Purchase Agreement

On March 24, 2025 (the “Series C Closing Date”), Innventure, Inc. (the “Company”) entered into preferred stock purchase agreements (each, a  “Series C Purchase Agreement”, and collectively, the “Series C Purchase Agreements”) with certain purchasers (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers an aggregate of up to 275,000 shares of the Company’s Series C preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”), in a private placement, at a price of $10.00 per share of Series C Preferred Stock, resulting in an aggregate purchase price of approximately $2,750,000 before deducting fees and other estimated offering expenses (such offering, the “Series C Preferred Stock Financing”). The Series C Preferred Stock Financing closed on the Series C Closing Date.

The Series C Purchase Agreements contain customary representations, warranties, and covenants by the parties, including certain indemnification obligations of the Purchasers. The representations, warranties, and covenants contained in the Series C Purchase Agreements were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the Purchasers and are subject to limitations agreed upon by contracting parties.  Accordingly, the form of the Series C Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Series C Purchase Agreements and not to provide investors with any other factual information regarding the Company or its business and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

As part of the Series C Purchase Agreements, the Company is required to prepare and file a registration statement (the “Series C Preferred Stock Resale Registration Statement”) with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issuable upon conversion of shares of Series C Preferred Stock within 120 days from the original issuance date.

On the Series C Closing Date, the Company also filed a Certificate of Designations (the “Series C Preferred Stock Certificate of Designations”) with the Secretary of State of the State of Delaware setting forth the terms, rights, obligations and preferences of the Series C Preferred Stock. The information set forth in Item 5.03 is incorporated herein by reference.

The foregoing description of the Series C Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Terminations of Related Party Loans

As previously disclosed, (i) on May 2, 2024, Innventure LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Innventure LLC”) , and Michael Otworth, the Executive Chairman and a director of the Company, entered into that certain Unsecured Promissory Note (the “Otworth Note”) pursuant to which Innventure LLC agreed to pay Mr. Otworth the principal and interest in accordance the terms and conditions set forth therein.

As previously disclosed, on October 1, 2024, Innventure LLC and John Scott, the Chief Strategy Officer of the Company, entered into that certain Amended and Restated Unsecured Promissory Note (the “Scott Note”) pursuant to which Innventure LLC agreed to pay Dr. Scott the principal and interest in accordance the terms and conditions set forth therein.

As previously disclosed, on February 9, 2023, AeroFlexx Packaging Company, LLC, a Delaware limited liability company and indirect partially-owned subsidiary of the Company (“AeroFlexx”), and Auto Now Acceptance Co., LLC (“Auto Now”), of which James Donnally, a director of the Company, serves as a director, entered into that certain Loan Agreement, dated February 9, 2023, as extended by the Loan Renewal Agreement No. 1, dated December 1, 2023 (the “Auto Now Loan”) pursuant to which AeroFlexx agreed to pay Auto Now the principal and interest in accordance the terms and conditions set forth therein.

As previously disclosed, on October 1, 2024, Innventure LLC and the Glockner Family Venture Fund, LP (the “Glockner Fund” and, collectively with Mr. Otworth, Dr. Scott, Auto Now and each of their respective affiliates, the “Lenders”) entered into that certain Amended and Restated Unsecured Promissory Note (the “Glockner Note,” together with the Otworth Note, the Scott Note, and the Auto Now Loan, the “Related Party Loans”) pursuant to which Innventure LLC agreed to pay the Glockner Fund the principal and interest in accordance with the terms and conditions set forth therein. Mr. Donnally also serves as the Managing Member of Bellringer Consulting Group, LLC, the General Partner of the Fund, and is a 25% owner of the Fund and of Bellringer Consulting Group, LLC.

On the Series C Closing Date, each of the Lenders terminated their respective Related Party Loans in exchange for (i) in the case of the Otworth Note, 114,161 shares of Series C Preferred Stock and a cash payment of $180,042, (ii) in the case of the Scott Note, 226,334 shares of Series C Preferred Stock and a cash payment of $194,507, (iii) in the case of the Auto Now Loan, 578,294 shares of Series C Preferred Stock, and (iv) in the case of the Glockner Note, 1,392,059 shares of Series C Preferred Stock.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Issuance of Series C Preferred Stock

The information set forth in Item 1.01 and Item 5.03 is incorporated herein by reference.

The Company issued the Series C Preferred Stock to the Purchasers in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act in reliance on the exemption afforded by Section 4(a)(2) thereof or Regulation D promulgated under the Securities Act.

Issuances to Yorkville

On December 19, 2024, the Company issued YA II PN, Ltd. (“Yorkville”) 60,000 shares of Common Stock, on December 26, 2024, the Company issued Yorkville 50,000 shares of Common Stock, on January 3, 2024, the Company issued Yorkville 50,000 shares of Common Stock, on January 17, 2025, the Company issued Yorkville 4,617 shares of Common Stock, and on January 28, 2025, the Company issued Yorkville 19,376 shares of Common Stock (collectively, the “SEPA shares”), each pursuant to the terms of the Standby Equity Purchase Agreement dated October 24, 2023, entered into with Yorkville.

Issuance to Ducera

On February 3, 2025, the Company issued to Ducera Partners LLC and its affiliates (“Ducera”) 85,471 shares of Common Stock  (the “Ducera shares”) pursuant to the terms of an engagement letter under which Ducera would perform certain financial advisory and investment baking services to Innventure LLC. Such engagement letter was amended to include the Company on December 23, 2024.

Issuance to Roth

On October 31, 2024, pursuant to a letter agreement between Innventure LLC and Roth Capital Partners LLC (“Roth”), dated July 8, 2024, the Company issued to Roth 25,000 shares of Common Stock (the “Roth shares”) in settlement of $250,000 of transaction costs incurred by the Company and its affiliates for certain capital markets advisory services.

Issuance to Grail Partners

On March 24, 2025, the Company issued to affiliates of Grail Partners LLC an aggregate of 300,000 shares of Series C Preferred Stock (the “Grail shares”) in settlement of amounts owed pursuant to the terms of a letter agreement under which Grail Partners LLC would provide certain financial advisory and merchant banking services.

The Company issued the SEPA shares, the Ducera shares, the Roth shares, and the Grail shares in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act, in reliance on the exemption afforded by Section 4(a)(2) thereof or Regulation D promulgated under the Securities Act. The Company has previously registered the resale of the SEPA shares, and the Roth shares (as defined below) under the Securities Act. The Company has also agreed to register the resale of the Ducera shares under the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, the Company filed the Series C Preferred Stock Certificate of Designations with the Secretary of State of the State of Delaware, which became effective upon filing. A description of the material terms of the Series C Preferred Stock is below.

Ranking

With respect to (i) payment of dividends, (ii) distribution of assets and (iii) all other liquidation, winding up, dissolution, dividend and redemption rights, the Series C Preferred Stock shall rank pari passu in priority of payment to all Parity Stock (defined below) and senior in priority of payment to all Junior Stock (defined below) in any liquidation, dissolution, winding up or distribution of the Company, and junior to any existing or future secured or unsecured indebtedness and other liabilities (including trade payables) of the Company.

“Junior Stock” means (i) the Common Stock, (ii) any other preferred stock, other than the Company’s Series B preferred stock, par value $0.0001 per share (“Series B Preferred Stock”), and (ii) any other equity interest of the Company, in each case which by its terms ranks junior to the Series C Preferred Stock with respect to payment of dividends and/or distribution of assets.

“Parity Stock” means the Company’s Series B Preferred Stock and any equity interest of the Company hereinafter created which by its terms ranks pari passu with the Series C Preferred Stock.

Dividends

The Series C Preferred Stock carries an annual 8.0% cumulative dividend, which will be paid prior to and in preference over any Junior Stock or Parity Stock.  On the last day of the last quarter in each fiscal year of the Company, such dividends will be made as a payment in kind.

Voting Rights

Per each whole share of Series C Preferred Stock, the holders of Series C Preferred Stock will be entitled to cast the number of votes equal to (i) the original issue price, which is $10.00 (the “Original Issue Price”), divided by (ii) $the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) of Common Stock as of the Initial Issue Date (as determined by reference to the Nasdaq Official Closing Price) and will vote with the holders of the Common Stock as a single class and on an as-converted basis, except as provided by law or applicable Nasdaq listing rules.

Mandatory Conversion at the Company’s Option

On the date that is the fifth anniversary of the initial issuance date of the Series C Preferred Stock, all shares of Series C Preferred Stock will be converted into shares of Common Stock.

Optional Conversion at the Holder’s Option

Holders of Series C Preferred Stock may convert all of their respective shares of Series C Preferred Stock into shares of Common Stock upon the effectiveness of the Series C Preferred Stock Resale Registration Statement.

Conversion Rate

The number of shares of Common Stock that each holder of Series C Preferred Stock will receive upon conversion of all of such holder’s shares of Series C Preferred Stock will be the number of shares equal to the Series C Conversion Rate (defined below) multiplied by the number of shares of Series C Preferred Stock held by such holder (subject to a threshold amount). No fractional shares of Common Stock shall be issued upon the exercise of any conversion right. Any fractional shares of Common Stock that a holder would otherwise be entitled to will be rounded up to the next whole share.

“Series C Conversion Rate” means a fraction whose numerator is the Original Issue Price, and whose denominator is the lesser of (i) the Reset Conversion Price and (ii) $12.50.

 “Reset Conversion Price” means the greater of (a) $5.00 and (b) the 10-trading day volume-weighted average Nasdaq official closing price of the Common Stock.

Adjustments

Holders of Series C Preferred Stock will have rights to certain adjustments for stock dividends stock splits and rights in connection with certain subsequent rights offerings.

The foregoing description of the Series C Preferred Stock does not purport to be complete and is subject to and qualified in its entirety by reference to the form of Series C Preferred Stock Certificate of Designations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits and Financial Statements

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designations of Series C Preferred Stock, dated March 24, 2025, of Innventure, Inc.
10.1	Standby Equity Purchase Agreement, by and between Innventure, Inc. and YA II PN, Ltd., dated October 24, 2023.
10.2^	Form of Series C Purchase Agreement for U.S. Investors
10.3^	Form of Series C Purchase Agreement for Ex-U.S. Investors
104	Cover Page Interactive Data File (formatted as Inline XBRL).

^	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Innventure, Inc. agrees to furnish a copy of any omitted schedule to the SEC upon request.

Disclaimers and Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. The forward-looking statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this Form 8-K. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  The risks and uncertainties include, but are not limited to, those factors discussed and identified in other public filings made with the SEC by the Company, including the Company’s most recent Quarterly Report on Form 10-Q, which is available on the Company’s Investor Relations website at www.ir.innventure.com and on the Securities and Exchange Commission website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INNVENTURE, INC.

Date: March 25, 2025	By:	/s/ David Yablunosky
	Name:	David Yablunosky
	Title:	Chief Financial Officer